EXHIBIT 21.1

All of the following are subsidiaries of both Americold Realty Trust and Americold Realty Operating Partnership, L.P., except Americold Realty Operating Partnership, L.P. and Americold Realty Operations, Inc. are subsidiaries of only Americold Realty Trust.

List of Subsidiaries

Subsidiary	Jurisdiction of Incorporation
Americold Acquisition Partnership GP LLC	Delaware
Americold Acquisition, LLC	Delaware
Americold Australia PTY Ltd.	Australia
Americold Australia Realty Trust	Australia
Americold Australian Holdings PTY Ltd.	Australia
Americold Australian Logistics PTY Ltd.	Australia
Americold Blocker GP, LLC	Delaware
Americold Brisbane Realty Trust	Australia
Americold Chambersburg Holdings, LLC	Delaware
Americold Clearfield Opco, LLC	Delaware
Americold Clearfield Propco, LLC	Delaware
Americold Food Logistics PTY Ltd.	Australia
Americold Investments PTY Ltd.	Australia
Americold Logistics Argentina S.A.	Argentina
Americold Logistics Hong Kong Limited	Hong Kong
Americold Logistics Limited	Australia
Americold Logistics Services NZ Ltd.	New Zealand
Americold Logistics, LLC	Delaware
Americold Melbourne Realty Trust	Australia
Americold Middleboro Opco, LLC	Delaware
Americold Middleboro Propco, LLC	Delaware
Americold NB PTY LTD	Australia
Americold Nebraska Leasing LLC	Nebraska
Americold NZ Limited	New Zealand
Americold Nova Cold Holdings, L.P.	Delaware
Americold Nova Cold Holdings II, LLC	Delaware
Americold Propco Phoenix Van Buren LLC	Delaware
Americold Property PTY Ltd.	Australia
Americold Real Estate, L.P.	Delaware
Americold Realty Australia Management PTY LTD	Australia
Americold Realty Hong Kong Limited	Hong Kong
Americold Realty Operating Partnership, L.P.*	Delaware
Americold Realty LLC.	Delaware
Americold Realty Operations, Inc.*	Delaware
Americold Realty State Management PTY LTD	Australia
Americold San Antonio Propco LLC	Delaware
Americold Storage NB PTY Ltd.	Australia
Americold Sydney Realty Trust	Australia
Americold TRS Parent, LLC	Delaware
Americold Transportation, LLC	Delaware
Americold Transportation Services, LLC	Delaware
AMLOG Canada Inc.	Canada

Americold Hawkeye Parent LLC	Delaware
ART AL Holding LLC	Delaware
ART Icecap Holdings LLC	Delaware
ART Leasing LLC	Delaware
ART Manager L.L.C.	Delaware
ART Mezzanine Borrower Opco 2013 LLC	Delaware
ART Mezzanine Borrower Propco 2013 LLC	Delaware
ART Mortgage Borrower GP LLC	Delaware
ART Mortgage Borrower Opco 2006-1A L.P.	Delaware
ART Mortgage Borrower Opco 2006-1B L.P.	Delaware
ART Mortgage Borrower Opco 2006-1C L.P.	Delaware
ART Mortgage Borrower Opco 2006-2 L.P.	Delaware
ART Mortgage Borrower Opco 2010 -4 LLC	Delaware
ART Mortgage Borrower Opco 2010 -5 LLC	Delaware
ART Mortgage Borrower Opco 2010 -6 LLC	Delaware
ART Mortgage Borrower Opco 2013 LLC	Delaware
ART Mortgage Borrower Opco GP 2006-1A LLC	Delaware
ART Mortgage Borrower Opco GP 2006-1B LLC	Delaware
ART Mortgage Borrower Opco GP 2006-1C LLC	Delaware
ART MORTGAGE BORROWER OPCO GP 2006-2 LLC	Delaware
ART Mortgage Borrower Propco 2006-1A L.P.	Delaware
ART Mortgage Borrower Propco 2006-1B L.P.	Delaware
ART Mortgage Borrower Propco 2006-1C L.P.	Delaware
ART Mortgage Borrower Propco 2006-2 L.P.	Delaware
ART Mortgage Borrower Propco 2010 -4 LLC	Delaware
ART Mortgage Borrower Propco 2010 -5 LLC	Delaware
ART Mortgage Borrower Propco 2010 -6 LLC	Delaware
ART Mortgage Borrower Propco 2013 LLC	Delaware
ART Mortgage Borrower Propco GP 2006-1A LLC	Delaware
ART Mortgage Borrower Propco GP 2006-1B LLC	Delaware
ART Mortgage Borrower Propco GP 2006-1C LLC	Delaware
ART MORTGAGE BORROWER PROPCO GP 2006-2 LLC	Delaware
ART Mortgage Borrower, L.P.	Delaware
ART QUARRY TRS LLC	Delaware
ART Second Mezzanine Borrower Opco 2013 LLC	Delaware
ART Second Mezzanine Borrower Propco 2013 LLC	Delaware
ART Third Mezzanine Borrower Opco 2013 LLC	Delaware
ART Third Mezzanine Borrower Propco 2013 LLC	Delaware
Atlas Cold Storage Logistics LLC	Minnesota
Atlas Logistics Group Retail Services (Atlanta) LLC	Delaware
Atlas Logistics Group Retail Services (Denver) LLC	Minnesota
Atlas Logistics Group Retail Services (Phoenix) LLC	Delaware
Atlas Logistics Group Retail Services (Roanoke) LLC	Delaware
Atlas Logistics Group Retail Services (Shelbyville) LLC	Delaware
BCP VII Chiller 892/U.S. TE Feeder, L.P.	Delaware
Blockchain Transport, LLC	Arkansas
Cloverleaf Cold Storage, LLC	Delaware
Cloverleaf Cold Storage Co LLC	Ohio
CCS Realty, LLC	Iowa
CCS Property Owner, LLC	Delaware
Cold Logic ULC	British Columbia
Icecap Australia MIT Holding, LLC	Australia

Icecap Properties AU LLC	Delaware
Icecap Properties NZ Holdings LLC	Delaware
Icecap Properties NZ Limited LLC	New Zealand
Icicle Australia Property Pty Limited	Australia
Icicle NZ Property Limited	New Zealand
Inland Quarries, L.L.C.	Delaware
KC Underground, L.L.C.	Delaware
KCL Equipment Owner, LLC	Delaware
Lanier Cold Storage LLC	Georgia
Lanier Freezer, LLC	Georgia
MHW Group at Perryville, LLC	Maryland
Monmouth Property Development, LLC	Illinois
Newlook Products, LLC	Georgia
Nova Cold Logistics, ULC	Nova Scotia
Portfresh Development, LLC	Delaware
Portfresh Holdings, LLC	Delaware
Savannah Cold Storage LLC	Delaware
Second Street, LLC	Iowa
URS Realty, L.L.C.	Delaware
URS Real Estate L.P.	Delaware
VCD Pledge Holdings, LLC	Delaware
Versacold Atlas Logistics Services USA LLC	Delaware
Versacold Logistics, LLC	Delaware
Versacold Midwest LLC	Delaware
Versacold Northeast Logistics, LLC	Massachusetts
Versacold Northeast, Inc.	Massachusetts
Versacold Texas, L.P.	Texas
Versacold USA, L.L.C.	Delaware
Zero Mountain LLC	Arkansas
Zero Mountain Logistics LLC	Oklahoma
ZMI Leasing	Oklahoma
ZM NLR Property Owner, LLC	Delaware
ZM Property Owner, LLC	Delaware
ZM Waco Property Owner LLC	Delaware

*subsidiaries of only Americold Realty Trust